    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 24, 2000
                                                   Registration No. 333-________
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                                     SECURITIES AND EXCHANGE COMMISSION
                                           WASHINGTON, D.C. 20549
                                              ---------------
                                                  FORM F-3
                                           REGISTRATION STATEMENT
                                                    UNDER
                                         THE SECURITIES ACT OF 1933
                                              ---------------
                                   Nippon Denshin Denwa Kabushiki Kaisha
                           (Exact name of Registrant as specified in its charter)
                                 Nippon Telegraph and Telephone Corporation
                               (Translation of Registrant's name in English)

           Japan                                     4813                             None
(State or other jurisdiction of                (Primary Standard               (I.R.S. Employer
incorporation or organization)             Industrial Classification            Identification No.)
                                                 Code Number)

                                             3-1, Otemachi 2-chome
                                          Chiyoda-ku, Tokyo 100-8116
                                                     Japan
                                                 813-5205-5581
                   (Address and telephone number of Registrant's principal executive offices)

                                                ---------------

                                                NTT America, Inc.
                                                101 Park Avenue
                                           New York, New York 10178
                                                    U.S.A.
                                                 212-867-1511
                        (Name, address, and telephone number of agent for service)

                                                  Copy to:

          Theodore A. Paradise               Robert W. Mullen, Jr.               Robert G. DeLaMater
         Davis Polk & Wardwell        Milbank, Tweed, Hadley & McCloy LLP        Sullivan & Cromwell
      Akasaka Twin Tower East 11F           1 Chase Manhattan Plaza             Otemachi First Square
         17-22, Akasaka 2-chome            New York, New York 10005             5-1, Otemachi 1-chome
    Minato-ku, Tokyo 107-0052 Japan                 U.S.A.                 Chiyoda-ku, Tokyo 100-0004 Japan

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
                                                 ---------------
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [_]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the
Securities Act, check the following box and list the Securities Act registration statement number of the
earlier effective registration statement for the same offering. [X]   Registration No. 333-46912

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [_]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
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                                                        ------------------
                                                  CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
Title of Each Class of       Amount to be Registered    Proposed Maximum Offering    Proposed Maximum Aggregate     Amount of
Securities to be Registered         (1)(2)                Price Per Unit (3)             Offering Price (3)      Registration Fee
----------------------------------------------------------------------------------------------------------------------------------
Common stock, par value
     50,000 per share (3)......     40,000   shares        $   9,350.53                    $ 374,021,200           $ 98,741.59
==================================================================================================================================
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(1) The amount of shares registered also includes any shares initially offered and sold outside the United States and thereafter sold or resold in the
    United States. The shares are not being registered for the purpose of sales outside the United States.

(2) Does not include an aggregate of 200,000 shares of common stock registered by Nippon Telegraph and Telephone Corporation on its registration on Form F-3 (Registration No. 333-46912) to which this registration statement relates.

(3) Estimated solely for purposes of determining the registration fee pursuant to Rule 457(c) under the Securities Act.

(4) A separate Registration Statement on Form F-6 has been filed for the registration of American Depositary Shares evidenced by American Depositary Receipts representing the shares being registered hereby (Registration No. 33-81562).


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

                              EXPLANATORY NOTE AND
               INCORPORATION BY REFERENCE OF SELECTED INFORMATION

          This registration statement is filed by Nippon Telegraph and Telephone Corporation with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933. The contents of our registration statement on Form F-3 (Registration No. 333-46912) filed with the Securities and Exchange Commission on September 29, 2000, relating to the existing shares of our common stock by the Minister of Finance of Japan, representing the Government of Japan, and newly issued shares of our common stock by us, are hereby incorporated herein by reference. This registration statement is filed solely for the purpose of registering an additional 40,000 shares of our common stock.

          We hereby certify to the Securities and Exchange Commission that:

          - NTT or its agent have instructed its bank to pay the Securities and Exchange Commission the filing fee set forth on the cover page of this registration statement by a wire transfer of that amount to the account of the Securities and Exchange Commission at Mellon Bank as soon as practicable (but no later than the close of business on October 25, 2000);

          -    NTT or its agent will not revoke those instructions;

          - NTT or its agent has sufficient funds in the relevant account to cover the amount of the filing fee; and

          - NTT will confirm receipt of the instructions by our bank during the bank's regular hours of business no later than October 25, 2000.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tokyo, Japan on October 24, 2000.

                         NIPPON TELEGRAPH AND TELEPHONE CORPORATION

                         By:                     *
                             ---------------------------------------------
                                    (Jun-ichiro Miyazu, President)

          Pursuant to the requirements of the Securities Act of 1933, the registration statement has been signed by the following persons in the capacities and on the date indicated.

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                Signature                                Title                     Date
                ---------                                -----                     ----
                  *                         President and Director           October 24, 2000
------------------------------------------   (Principal Executive Officer)
            Jun-ichiro Miyazu
                  *                         Senior Executive Vice President  October 24, 2000
------------------------------------------   and Director
            Norio Wada

                  *                         Senior Executive Vice President  October 24, 2000
------------------------------------------   and Director
            Yusuke Tachibana

                  *                         Senior Executive Vice President  October 24, 2000
------------------------------------------   and Director
            Haruki Matsuno

                  *                         Senior Vice President            October 24, 2000
------------------------------------------   and Director
            Kanji Koide

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                Signature                                Title                     Date
                ---------                                -----                     ----
                   *                              Senior Vice President        October 24, 2000
------------------------------------------            and Director
           Shigehiko Suzuki
                   *                              Senior Vice President        October 24, 2000
------------------------------------------            and Director
           Hiromi Wasai
                   *                              Senior Vice President        October 24, 2000
------------------------------------------            and Director
           Toyohiko Takabe
                   *                              Senior Vice President        October 24, 2000
------------------------------------------            and Director (Principal
           Satoru Miyamura                            Financial and Accounting
                                                      Officer

                   *                              Senior Vice President        October 24, 2000
------------------------------------------            and Director
           Takashi Imai
                   *                              Senior Vice President        October 24, 2000
------------------------------------------            and Director
           Yotaro Kobayashi


NTT AMERICA, INC.
By:                *                              Executive Vice President     October 24, 2000
   ---------------------------------------
            Akihiko Okada

*By:           /s/ Satoru Miyamura
    --------------------------------------------
            Satoru Miyamura, Attorney-in-Fact                                  October 24, 2000
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*    Satoru Miyamura, by signing his name hereto, does sign this document on behalf of the person indicated above pursuant to a power of attorney duly executed by such person and filed with the Securities and Exchange
     Commission herewith.

                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

     5.1 Opinion and consent of Tomotsune, Kimura & Mitomi, as to shares underlying the ADSs.*

     8.1            Tax opinion and consent of Milbank, Tweed, Hadley & McCloy
                    LLP.*

     23.1           Consent of PriceWaterhouseCoopers.

     23.2           Consent of Tomotsune, Kimura & Mitomi (included in Exhibit
                    5.1).

     23.3           Consent of Milbank, Tweed, Hadley & McCloy LLP (included in
                    Exhibit 8.1).

     24.1           Powers of Attorney.

*    Previously filed with Registration Statement on Form F-3 (file no.
     333-46912).